SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 10, 2005

Deerfield Triarc Capital Corp.
(Exact name of Registrant as specified in charter)

Maryland	1-32551	20-2008622
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(773) 380-1600

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition.

             On August 10, 2005, Deerfield Triarc Capital Corp. (the “Company”) issued a press release regarding its earnings for the second quarter and six months ended June 30, 2005. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

             In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statement and Exhibits.

(c)	Exhibits.

99.1 Press release issued by the Company on August 10, 2005.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 10, 2005

DEERFIELD TRIARC CAPITAL CORP.

By:	/s/ Robert E. Armour
Robert E. Armour Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Company on August 10, 2005.